CERTAIN PORTIONS OF THIS EXHIBIT, DESIGNATED BY AN ASTERISK, HAVE BEEN OMITTED IN RELIANCE ON RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED AND A COPY OF THE UNREDACTED EXHIBIT HAS BEEN SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSSION




                                                                    EXHBIT 10.47

                       BULK PHARMACEUTICAL SALES CONTRACT


         This CONTRACT (the "Contract"), dated September 23, 1994 between AEROJET-GENERAL CORPORATION, an Ohio corporation ("Aerojet"), and GUILFORD PHARMACEUTICALS INC., a Delaware corporation ("Buyer").

         WHEREAS, Buyers desires to purchase from Aerojet and Aerojet desires to sell to Buyer bulk pharmaceuticals ("Products").

         NOW, THEREFORE, in consideration of the mutual provisions herein contained and other valuable consideration, Aerojet and Buyer hereby agree as follows:

Article 1:  General Terms

This document shall become a Contract when signed by both parties and received by Seller. This document and attached specifications ("Specifications") hereby incorporated by reference, constitute the entire agreement between the parties with respect to the sale and purchase of the Products.

Article 2:  Terms and Conditions of Sale

         2.1 Acceptance by Buyer: Nothing contained in any other agreement or document which Buyer submits to Aerojet in connection with the purchase of Products will be deemed to be incorporated herein or to modify, supplement or explain any terms or conditions contained in this Contract, which shall exclusively govern the purchase and sale of Products. Seller accepts no term or condition not set forth herein and specifically rejects any terms or conditions of Buyer which conflict with, add to, or differ from the terms and conditions set forth herein.

         2.2 Modification: No term, condition, prior course of dealing, course of performance by Aerojet, or Buyer, usage of trade, legend, purchase order, order acceptance or other document purporting to modify, vary, supplement or explain any provision of this Contract shall be effective unless in writing, which (a) specifically refers to and states that it is intended to amend this Contract and (b) is signed by representatives of both parties authorized to amend this Contract. Any reference by Aerojet to Buyer's specification and similar requirements is only to describe the products covered hereby and no warranties or other terms contained in such documents of Buyer shall have any force or effect. Catalogs, circulars and similar publications of Aerojet are issued for general information purposes only and shall not be deemed to modify any provision hereof.

CERTAIN PORTIONS OF THIS EXHIBIT, DESIGNATED BY AN ASTERISK, HAVE BEEN OMITTED IN RELIANCE ON RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED AND A COPY OF THE UNREDACTED EXHIBIT HAS BEEN SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSSION





2.3 Quantities and Prices: Aerojet hereby sells and Buyer hereby purchases the following Products, for the price specified below (exclusive of all taxes) and upon the terms and conditions stated in this Contract:

                                                   Unit            Extended
Quantity                  Product                  Price            Price
--------                  -------                  -----            -----
[ * ]                     BCNU                     N/A              $[ * ]
                                                                    -

                                           Total Price              $[ * ]
                                                                    =


Article 3:  Delivery, Acceptance, Prices and Other Charges

         3.1 Delivery: Deliveries shall be made in accordance with the quantities and schedule specified in Aerojet's quotation and will be made F.O.B. Aerojet's plant. Aerojet reserves the right to make deliveries prior to the scheduled delivery date. Aerojet will deliver the Products to Buyer in accordance with the following schedule:

Quantity                  Product                  Delivery Date
[ * ]                     BCNU                     [ * ]


         3.2 Packing and Freight: Aerojet will pack Products for shipment to Buyer in accordance with applicable law and good shipping practices. Buyer will be responsible for arranging and paying for all freight handling, insurance and transportation expenses. Buyer shall notify Aerojet of such arrangements prior to the delivery date specified on the date of this Contract.

         3.3 Acceptance and Title: Title and risk of loss with respect to Products shall pass to Buyer upon delivery to Buyer at Aerojet's plant. Buyer will be deemed to have accepted the shipment of Products 30 days after delivery to Buyer unless Buyer notifies Aerojet in writing within such 30 day period that Buyer is rejecting a shipment of Products, together with a full description of the reasons for such rejection. Buyer's rejection of a shipment of Products is limited solely to failure to meet Specifications which substantially impair the value of the Products. There shall be no revocation of acceptance.

         3.4 Invoices and Payments: Buyer shall pay to Aerojet the purchase price for Products and any other amount due hereunder within (30) days after the date of the invoice. Aerojet shall issue the invoice upon delivery of the Product(s). If Buyer has not paid the invoice with thirty (30) days, Buyer shall pay interest on any unpaid amounts at the rate of 1-1/2% per month or the maximum rate allowed by law. All payments due by Buyer to Aerojet are to be paid in full without discount, set off or other reductions. All payments shall be made in U.S. dollars.

         3.5 Taxes: Buyer will pay Aerojet for of all federal, state, municipal or other governmental taxes (including but not limited to sales, use, excise, value added, and like taxes but excluding any income, franchise or

CERTAIN PORTIONS OF THIS EXHIBIT, DESIGNATED BY AN ASTERISK, HAVE BEEN OMITTED IN RELIANCE ON RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED AND A COPY OF THE UNREDACTED EXHIBIT HAS BEEN SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSSION





other taxes based upon the revenue or income of Aerojet), now or hereinafter in effect, which Aerojet may be required to pay or collect upon the sale of Products to Buyer hereunder; provided that, if Buyer furnished to Aerojet a resale certificate or other writing which lawfully exempts Buyer's purchase of such Products from any applicable sales, use or other taxes. Buyer will have no obligation to pay any such taxes to Aerojet. Buyer also shall pay all increases in Aerojet's cost resulting directly from any changes in governmental regulation and/or legislation after this Contract is signed by both parties and received by Aerojet.

Article 4:  Warranties by Aerojet

         4.1 Title: Aerojet warrants that, as of the time of delivery as herein provided, title to Products will pass to Buyer free and clear of all liens, charges, encumbrances and other restrictions; provided that Aerojet hereby reserves a vendor's security interest in Products delivered hereunder to secure performance of Buyer's obligations hereunder.

         4.2 Defects: Aerojet warrants to the Buyer that the Products supplied hereunder will conform to the Specifications at the time of delivery. Buyer shall provide Aerojet with written notice of any breach of the warranty set forth in this Section 4.2 within thirty (30) calendar days of the delivery. Buyer's failure to provide timely written notice to Aerojet of any alleged breach of such warranty shall fully and completely release and discharge Aerojet from any obligations or liability for that breach of warranty. Tthe foregoing warranty extends only to Buyer and to no other entity or person. THE FOREGOING WARRANTY SHALL NOT COVER AND AEROJET MAKES NO WARRANTIES WITH RESPECT
TO: (A) ANY PRODUCTS THAT HAVE BEEN SUBJECT TO: (i) ABUSE, MISUSE, MISAPPLICATION, NEGLECT, ALTERATION OR ACCIDENT; OR (ii) TO ABNORMAL CONDITIONS OF USE; OR (B) ANY MATERIALS, PARTS, GOODS OR OTHER COMPONENTS NOT SUPPLIED BY AEROJET WHICH ARE USED BY BUYER IN CONNECTION WITH THE PRODUCTS.

         4.3     Correction:   Buyer's exclusive remedy upon any breach of the
warranty in Section 4.2 shall be the replacement by Aerojet of the defective Product(s). If requested by Aerojet, Products alleged to be defective shall be returned by Buyer to Aerojet at Aerojet's expense. No Products shall be returned to Aerojet without Aerojet's prior written authorization. If Aerojet determines that any Products so returned are not covered by the warranty set forth in Section 4.2, Aerojet reserves the right to charge Buyer for all costs and expenses incurred by Aerojet in transporting, examining and handling such Products.

         4.4 Limitation of Rights and Remedies: THE WARRANTIES CONTAINED IN THIS ARTICLE 4 ARE THE EXCLUSIVE WARRANTIES MADE BY AEROJET IN RESPECT OF THE PRODUCTS, AND ALL OTHER WARRANTIES RELATION THERETO, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND WARRANTIES AGAINST INFRINGEMENT, HEREBY ARE WAIVED BY BUYER AND EXCLUDED. ANY CLAIM BY BUYER THAT THE PRODUCTS ARE DEFECTIVE MUST BE ASSERTED WITHIN NINETY (90) DAYS OF DELIVERY OR SHALL BE DEEMED WAIVED.

Article 5:  Safety Precaution and Buyer's Liability

CERTAIN PORTIONS OF THIS EXHIBIT, DESIGNATED BY AN ASTERISK, HAVE BEEN OMITTED IN RELIANCE ON RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED AND A COPY OF THE UNREDACTED EXHIBIT HAS BEEN SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSSION





         5.1. SAFETY PRECAUTIONS: The Products may be toxic, hazardous or contain hazardous constituents, or otherwise pose risk of hazard, and Buyer has undertaken its own investigation of such matters. Buyer acknowledges that the safe use, handling, transportation and/or disposal requires qualified personnel with requisite skills, training and experience. Buyer shall provide all means appropriate to train and protest all employees, agents, and third parties from injury which may result from transportation, use, processing, incorporation into other goods or disposal of the Products. Buyer shall strictly comply with all laws and regulations affecting the Products or Buyer's sale or use thereof, including, without limitation, laws relating to product liability, protection of the environment and employee safety.

         5.2 Assumption of Liability: Buyer hereby assumes responsibility for: (a) having qualified personnel with requisite skills, training and experience to work with the Products, (b) the suitability of such Products for the use intended by the Buyer; (c) identifying and issuing and following all required instructions, labeling requirements and warnings concerning the sale, use, transportation, processing, incorporation into other goods or disposal thereof and complying with all federal, state and local laws, ordinances, rules and regulations with respect thereto; and, (d) all liability to third persons with respect thereto.

         5.3 Remedies: AEROJET'S TOTAL LIABILITY ON ALL CLAIMS OF ANY KIND, WHETHER AS A RESULT OF BREACH OR CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE OR PATENT INFRINGEMENT), STRICT LIABILITY OR OTHERWISE, ARISING OUT OF CONNECTED WITH, OR RESULTING FROM, THE PERFORMANCE OR NON-PERFORMANCE OF THIS CONTRACT, OR FROM THE MANUFACTURE, SALE, DELIVERY, RESALE, REPAIR OR REPLACEMENT OF USE OF ANY PRODUCTS OR THE FURNISHING OF ANY SERVICES, SHALL NOT EXCEED THE PRICE ALLOCABLE TO THE PRODUCTS OR SERVICES WHICH GIVES RISE TO THE CLAIMS, EXCEPT AS TO TITLE, ANY AND ALL LIABILITY BY AEROJET SHALL TERMINATE UPON THE EXPIRATION OF THE WARRANTY SPECIFIED IN CLAUSE 4.

         OTHER PROVISIONS HEREOF NOTWITHSTANDING, THE REMEDIES AVAILABLE TO BUYER UNDER THIS CONTRACT ARE THE EXCLUSIVE REMEDIES OF BUYER WITH RESPECT TO THE PRODUCTS, AND ALL OTHER REMEDIES IN RESPECT THERETO, WHICH OTHERWISE WOULD BE AVAILABLE TO BUYER, ARE WAIVED BY BUYER AND EXCLUDED.

         IN NO EVENT, WHETHER AS A RESULT OF BREACH OF CONTRACT, WARRANTY, TORT (INCLUDING WITHOUT LIMITATION, NEGLIGENCE), STRICT LIABILITY OR OTHERWISE, AND WHETHER ARISING BEFORE OR AFTER DELIVERY, SHALL AEROJET OR ITS SUPPLIERS BE LIABLE FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, INDIRECT, PUNITIVE OR EXEMPLARY DAMAGES, INCLUDING, BUT IN NO WAY LIMITED TO, COVER, LOSS OF PROFIT OR REVENUE; LOSS OR USE OF SUPPLIES OR ANY ASSOCIATED EQUIPMENT; COST OF CAPITAL; COST OF SUBSITUTE FACILITIES OR SERVICES; DOWNTIME COSTS; COST OF PURCHASED OR REPLACEMENT SUPPLIES; CLAIMS OF CUSTOMERS OF BUYER FOR SUCH DAMAGES.

         ANY ACTION AGAINST AEROJET PERMITTED UNDER THIS CONTRACT AND NOT BROUGHT WITHIN 12 MONTHS AFTER THE CAUSE OF ACTION ACCRUES SHALL BE DEEMED WAIVED BY

CERTAIN PORTIONS OF THIS EXHIBIT, DESIGNATED BY AN ASTERISK, HAVE BEEN OMITTED IN RELIANCE ON RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED AND A COPY OF THE UNREDACTED EXHIBIT HAS BEEN SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSSION





BUYER. IF BUYER TRANSFERS TITLE TO OR LEASES THE SUPPLIES SOLD HEREUNDER TO, OR OTHERWISE PERMITS OR ALLOWS USE BY, ANY THIRD PARTY A PROVISION AFFORDING AEROJET AND ITS SUPPLIERS THE PROTECTION OF THE PRECEDING SENTENCE.

Article 6:  Indemnification and Insurance

         6.1 Insurance: Buyer, at its own expense, will maintain, with insurers which are rated A- or better by A.M. Best, a Pharmaceutical Products Liability insurance program in the amount of $5,000,000. Buyer will cause (a) Aerojet to be named as an additional insured under such liability insurance policy or policies, (b) such insurance to be designated as primary to any insurance which may be carried by Aerojet, and (c) such insurance to provide that it can only be canceled or materially altered upon not less than thirty
(30) days notice to Aerojet. Buyer shall not asset against Aerojet and hereby waives any and all claims against Aerojet for losses, damages, liability, judgements, costs and expenses (including attorney's fees) imposed upon or incurred by Buyer as a result of or arising out of any claim covered by such insurance to the extent of such coverage and Buyer shall cause such insurance to provide that the insurer shall have no right of subrogation against Aerojet or its officers, directors, employees, agents or assigns.

         6.2 Insurance Certificates: Prior to issuing the first purchase order to Aerojet and from time to time thereafter as required by Aerojet, Buyer shall furnish Aerojet with an insurance certificate(s) evidencing compliance with Section 6.1 above.

         6.3 Indemnity: Notwithstanding the existence or lack of insurance, Buyer shall defend, indemnify and hold Aerojet harmless from any and all losses, claims, demands or suits by third parties, including but not limited to claims by those from Buyer's employees and customers, for bodily injury (including death) or property damage, however arising out of, or related in any way, to Buyer's possession, use, sale, distribution, processing shipment, storage or disposal of the Products or any derivative thereof, including reasonable attorney's fees and costs. Buyer shall have the duty to defend against any losses, claims, damages or suits notwithstanding any allegations about the type of extent of Aerojet's negligence.

         6.4 Costs & Expenses: The indemnities in Paragraph 6.3 of this Clause include all costs and expenses reasonable required to investigate and to defend any such claim or action, any amount paid or required to be paid to settle such claim or action, or any amount finally awarded by a court as damages or otherwise in any such action, provided that nether party will have an obligation to pay or to reimburse the other party for the amount of any internal expenses (including, but not limited to, compensation paid to its employees) that it may incur in connection with its cooperation in the investigation and/or defense of such claim or action.

         6.5 Limitation of Liability: IN NO EVENT SHALL AEROJET HAVE ANY LIABILITY TO BUYER HEREUNDER OR OTHERWISE FOR ANY LOSS OF PROFITS, COST OF COVER OR ANY SPECIAL CONSEQUENTIAL, INCIDENTAL, INDIRECT OR PUNITIVE DAMAGES, HOWEVER CAUSED, WHETHER BY AEROJET'S BREACH OF ANY EXPRESS OR IMPLIED WARRANTY, NEGLIGENCE, STRICT LIABILITY UNDER LAW OR OTHERWISE.

CERTAIN PORTIONS OF THIS EXHIBIT, DESIGNATED BY AN ASTERISK, HAVE BEEN OMITTED IN RELIANCE ON RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED AND A COPY OF THE UNREDACTED EXHIBIT HAS BEEN SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSSION





         6.6     Patent Indemnity:   Buyer will defend, indemnify and hold
Aerojet harmless, in respect of any loss, liability, damage, judgement, cost, or expense (including attorney's fees) arising from any claim of patent infringement directly or indirectly related to Buyer's use of Products by way of combination with other substances, products or components. Buyer, at its expense, will defend any claim or legal proceeding within the foregoing indemnity which is brought against Aerojet and/or Buyer and Buyer will pay any judgement finally awarded in any such legal proceeding; provided that, Aerojet promptly gives Buyer notice of such claim or legal proceeding asserted against Aerojet, furnishes a copy of all documents and instruments served upon Aerojet in connection therewith and reasonably cooperates with Buyer in such defense.

         6.7 Survival: The provisions of this Clause shall survive the expiration and/or termination of this Contract.


Article 7: Termination

         7.1 Default: Either party will be deemed in default of its obligations under this Contract if: (a) such party fails to pay any sum of money required to be paid hereunder by such party within the (10) days after notice from the other party that such sum was not paid when due and payable;
(b) such party fails to perform any other material obligation required to be performed hereunder by such party within sixty (60) days after notice from the other party that such obligation was not performed at the time herein specified for performance, or if notice is specified within sixty (60) days after such notice: (c) such party becomes insolvent, is unable to pay its debts as they become due, makes an assignments for the benefit of creditors, or files a petition in any state insolvency proceeding or in any federal bankruptcy proceeding; or (d) a receiver or liquidator is appointed for any of such party's properties or assets, or a petition is filed against such party to appoint a receiver or liquidator and such receiver or liquidator is not discharged, or such petition is not withdrawn, within ninety (90) days after such appointment or filing.


         7.2 Excusable Delay in Performance: Aerojet will not be deemed in default of its obligations under this Contract if its failure to perform any such obligations arises from causes beyond its reasonable control and the time for performance of such obligation will be extended for a period equal to the number of days of such delay. Such causes include, but are not limited to, acts of God, a public enemy or government, failure to obtain any and all necessary government approvals, fires, floods, earthquakes, epidemics, quarantine restrictions, strikes, freight embargoes, unusually sever weather and the default of shippers. Aerojet will use reasonable efforts to give Buyer notice of any such cause which will or is likely to result in any delay in its performance of any of its obligations hereunder.

Article 8: Miscellaneous

         8.1 Headings: The headings and titles to the Articles and Sections of this Contract are inserted for convenience only and shall not be deemed a part hereof or affect the constructions or interpretation of any provision hereof.

CERTAIN PORTIONS OF THIS EXHIBIT, DESIGNATED BY AN ASTERISK, HAVE BEEN OMITTED IN RELIANCE ON RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED AND A COPY OF THE UNREDACTED EXHIBIT HAS BEEN SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSSION





         8.2 Waiver: No waiver of any right or remedy in respect of any occurrence or event on one occasion shall be deemed a waiver of such right or remedy in respect of such occurrence or event on any other occasion.

         8.3 Entire Contract: This Contract contains the entire agreement of the parties with respect to the subject matter hereof.

         8.4 Controlling Law: All questions concerning the validity and operation of this Contract and the performance of the obligations imposed upon the parties hereunder shall be governed by the laws of the State of California, exclusive of laws relating to the conflicts of law. Any dispute arising under this Contract that is not settled by agreement of the Parties shall be submitted to the exclusive jurisdiction of the courts of the State of California. Each of Buyer and Aerojet waives its right to a jury trial in any dispute arising under this Contract.

         8.5 Counterparts: This Contact has been executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts together shall constitute but one and the same instrument.

         8.6 Attorney's Fees: If either Aerojet or Buyer institutes any suit against the other to enforce any right hereunder, the party prevailing in such suit will be entitled to recover from the other party an amount which the court determines is a reasonable attorney's fees.

         8.7 Assignment: Neither party may assign its rights nor delegate its duty to perform all of any part of this Contract without the prior written consent of the other party. Any purported assignment or delegation in violation of this Contract will be null and void.

         8.8 Notices: Any notice, communication or statement required or permitted to be given hereunder shall be in writing and deemed to have been sufficiently given:: (a) if sent by hand or overnight courier, upon delivery thereof, (b) if sent by facsimile transmission, upon confirmation of receipt of such facsimile, and (c) if sent by mail, three (3) days after having been sent by registered or certified mail, postage prepaid, return receipt requested, to the address of the respective parties below:

         If to Aerojet:

                 Ms. Carolyne Montgomery
                 Aerojet-General Corporation
                 PO Box 13222
                 Sacramento, Ca 95813-6000

                 Telefax: (916) 351-8660

         If to Guilford:

                 Mr. John P. Brennan
                 Vice President, Operations

CERTAIN PORTIONS OF THIS EXHIBIT, DESIGNATED BY AN ASTERISK, HAVE BEEN OMITTED IN RELIANCE ON RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED AND A COPY OF THE UNREDACTED EXHIBIT HAS BEEN SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSSION





                 Guilford Pharmaceuticals Inc.
                 6611 Tributary Street
                 Baltimore, MD 21224

                 Telefax: (410) 631-6338

         8.9 Severability: If any Section, subsection, sentence or clause of this Contract shall be adjudged illegal, invalid or unenforceable in any jurisdiction, such illegality, invalidity or unenforceability shall not effect the legality, validity or enforceability of this Contract in any other jurisdiction or as a while or of any Section, subsection, sentence or clause hereof not so adjudged. In the event that any provision of this Contract shall be finally determined by a court of competent jurisdiction to be unenforceable to the maximum extent permitted by law and the parties shall abide by such court's determination. If such provision cannot be reformed, such provision shall be deemed to be severed from this Contract, but every other provision of this Contract shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Contract as of the date and year first shown hereinabove.

AEROJET-GENERAL CORPORATION
---------------------------

By: /s/ Ms. Carolyne Montgomery
   -------------------------------
Name:Ms. Carolyne Montgomery
     -----------------------------
Title: Contract Manager
      ----------------------------

GUILFORD PHARMACEUTICALS INC.

By: /s/ John P. Brennan
   -------------------------------
Name: John P. Brennan
      ----------------------------
Title: Vice President, Operations
      ----------------------------